STIFEL FINANCIAL CORP.
Form 8-K Dated September 26, 2008
Exhibit 99.1: Press Release

[Stifel Financial Corp. logo] Stifel Financial News

One Financial Plaza 501 North Broadway St. Louis, MO 63102 (314) 342-2000

FOR IMMEDIATE RELEASE

 Stifel Financial Announces Underwriters' Exercise
of Over-Allotment Option

ST. LOUIS, MO - September 26, 2008 - Stifel Financial Corp. ("Stifel" or the "Company") (NYSE: SF) announced today that the underwriters for the recently announced public offering of Stifel common stock have exercised in full their over-allotment option to purchase an additional 255,000 shares of the Company's common stock.  Of this amount, 195,000 shares will be purchased from the Company and 60,000 shares will be purchased from The Western and Southern Life Insurance Company ("Western and Southern"), a selling stockholder.

The 1,955,000 shares of our common stock in the offering, including the 255,000 shares subject to the over-allotment option, are being sold at a price of $45.00 per share.  Of these shares, 1,495,000 shares are being sold by the Company and 460,000 shares are being sold by Western and Southern.  Stifel will not receive any of the proceeds from the sale of shares of common stock by Western and Southern in the offering.

The offering, including the offering of the over-allotment shares, is expected to close on Monday, September 29, 2008.

Stifel, Nicolaus & Company, Incorporated ("Stifel Nicolaus"), Merrill Lynch & Co. and Keefe, Bruyette & Woods, Inc. are acting as joint book-running managers for the offering. Fox-Pitt Kelton Cochran Caronia Waller is acting as co-manager.

Copies of the final prospectus, when available, may be obtained from Stifel Nicolaus, Attn: Prospectus Department, One South Street, 15th Floor, Baltimore, MD 21202 (443-224-1988); Merrill Lynch & Co., Attn: Prospectus Department, 4 World Financial Center, New York, NY 10080 (212-449-1000); Keefe, Bruyette & Woods, Attn: Equity Syndicate Department, 787 Seventh Avenue, New York, NY 10019 (212-887-7777); or Fox-Pitt Kelton Cochran Caronia Waller, Attn: Syndicate Department, 420 5th Avenue, 5th Floor, New York, NY 10018 (212-857-6212).

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Company Information

Stifel Financial Corp. operates 188 offices in 34 states and the District of Columbia through its principal subsidiary, Stifel, Nicolaus & Company, Incorporated, and 3 European offices through Stifel Nicolaus Limited. Stifel Nicolaus provides securities brokerage, investment banking, trading, investment advisory, and related financial services, primarily, to individual investors, professional money managers, businesses, and municipalities. Stifel Financial Corp. is listed on the New York Stock Exchange under the symbol "SF."

Forward-Looking Statements

This press release contains certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this press release not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this press release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: our goals, intentions and expectations; our business plans and growth strategies; our ability to integrate and manage our acquired businesses; estimates of our risks and future costs and benefits; and forecasted demographic and economic trends relating to our industry; and other risk factors referred to from time to time in filings made by Stifel with the Securities and Exchange Commission. Forward-looking statements speak only as to the date they are made. Stifel does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Stifel disclaims any intent or obligation to update these forward-looking statements.

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For further information, contact:
James M. Zemlyak
Chief Financial Officer
(314) 342-2228